UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2009

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On August 4, 2009, Century Aluminum Company (the “Company”) filed this Current Report on Form 8-K disclosing that it had issued a press release announcing that it had reached an agreement to transfer the Company’s 50% ownership interests in Gramercy Alumina LLC and St. Ann Bauxite Limited to certain subsidiaries of Noranda Aluminum Holding Corporation.  The Company hereby amends this Form 8-K to furnish additional information regarding this transfer under Item 2.02 of Form 8-K.

 Item 2.02  Results of Operations and Financial Condition

On August 6, 2009, the Company issued a press release announcing that it expects to record an approximate $73.2 million impairment charge in the second quarter of 2009 related to the transfer of the Company’s 50% ownership interests in Gramercy Alumina LLC and St. Ann Bauxite Limited.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The press release attached as Exhibit 99.1 hereto contains "forward-looking statements" within the meaning of U.S. federal securities laws.  The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions.  Any of these risks and uncertainties could cause the Company's actual results to differ materially from those expressed in its forward-looking statements.  More information about the Company’s risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is being furnished with this report pursuant to Item 2.02:

Exhibit Number	Description
99.1	Press Release, dated August 7, 2009 announcing an equity investment impairment related to the transfer of the Company’s 50% ownership interests in Gramercy Alumina LLC and St. Ann Bauxite Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	August 7, 2009	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry Title: Senior Vice President, General Counsel and Assistant Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated August 7, 2009 announcing an equity investment impairment related to the transfer of the Company’s 50% ownership interests in Gramercy Alumina LLC and St. Ann Bauxite Limited.